ALPS Series Trust

Insignia Macro Fund (the “Fund”)

Supplement dated March 27, 2018

to the

Prospectus and Statement of Additional Information dated January 29, 2018 as subsequently supplemented and revised

Meritage Capital, LLC (“Meritage”) currently serves as the investment adviser for the Fund. Meritage has entered into an agreement (the “Agreement”) pursuant to which Meritage will be acquired by an affiliated holding company of Brown Advisory, LLC, an SEC-registered investment adviser (“Brown”). If the transaction contemplated by the Agreement is completed (the “Transaction”), it is expected that the Fund’s current investment advisory agreement with Meritage and the current investment sub-advisory agreement with Sage Advisory Services, Ltd. Co. (“Sage”) each will terminate.

The Transaction is contemplated to be completed in late April or early May 2018. The Transaction is subject to certain conditions to closing, including various required approvals, and may be delayed or even terminated due to unforeseen circumstances. As part of the Transaction, it is anticipated that the principals and employees of Meritage responsible for managing your Fund will become employees and equity owners of Brown and continue to manage the Fund after the Transaction.

The Board will consider options prior to the completion of the Transaction, which may include entering into an interim advisory agreement between Meritage and the Fund and the approval of a new investment advisory agreement between Meritage and the Fund, and entering into an interim agreement between Meritage, Sage, and the Fund and the approval of a new investment sub-advisory agreement between Meritage, Sage, and the Fund. A new investment advisory agreement or new investment sub-advisory agreement would each also require shareholder approval.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE